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                                                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 4, 2000 included in the Annual Report on Form 10-K of Primix Solutions Inc. for the year ended December 31, 1999.

                                                     /S/ ARTHUR ANDERSEN LLP
                                                     Arthur Andersen LLP


Boston, Massachusetts
January 29, 2001